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                                                                   EXHIBIT 10.35

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED

                                PROMISSORY NOTE

$200,000                                              Mountain View, California
                                                                  March 1, 1998

     FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of the Company, at 777 East Middlefield Road, Mountain View, California 94043, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Thousand Dollars ($200,000) together with interest accrued from the date hereof on the unpaid principal at the rate of 8.25% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

          PRINCIPAL REPAYMENT. The outstanding principal amount hereunder shall be due and payable in full on March 1, 2000; and

          INTEREST PAYMENTS. Interest shall be payable quarterly in arrears and shall be calculated on the basis of a 360-day year for the actual number of days elapsed;

provided, however, notwithstanding the foregoing, that in the event the undersigned's employment by, or association with, the Company is Terminated for Cause, or terminated voluntarily by the undersigned, prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable immediately upon such termination. As used herein "TERMINATION FOR CAUSE" shall mean termination of the undersigned's employment with the Company for any of the following reasons as determined in good faith by the Company:

  (a) an intentional act which materially injures the Company;

  (b) an intentional refusal or failure to follow lawful and reasonable directions of the Company's Board of Directors or an individual to whom the undersigned reports (as appropriate);

  (c) a willful and habitual neglect of duties;

  (d) a breach of any agreement between undersigned and the Company pursuant to the terms thereof; or

  (e) a conviction of, or plea of no contest to, a felony.

                                       1.
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     If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

     This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

     The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

     The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

     The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

     This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.



                                           Signed   /s/ Pierre A. Narath
                                                    ---------------------------
                                                    Pierre A. Narath

                                       2.